SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 18, 2003
                                                         --------------


                           NATURAL HEALTH TRENDS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Florida                0-25238                 59-2705336
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        (State or other          (Commission             (IRS Employer
        jurisdiction of          File Number)         Identification No.)
        Formation)



        5605 N. MacArthur Boulevard, 11th Floor, Irving, Texas     75038
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (972) 819 2035
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5.     Other Events.
            ------------

            On March 18, 2003, Natural Health Trends Corp., a Florida corporation (the "Company"), effectuated a 1-for-100 reverse stock split of the outstanding shares of its common stock ("Reverse Stock Split"). Commencing on March 19, 2003, the Company's trading symbol on the OTC Bulletin Board was changed to "NHLC" to reflect the Reverse Stock Split.

Item 7.     Financial Statements, Pro Forma Information and Exhibits.
            --------------------------------------------------------

            (c)         Exhibits

                        99     Press Release dated March 13, 2003.

Item 9.     Regulation FD Disclosure.
            ------------------------

            Exhibit 99 hereto sets forth a press release issued by the Company to report the Reverse Stock Split and additional information about the Company.


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

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                  NATURAL HEALTH TRENDS CORP.



                                  By: /s/ MARK D. WOODBURN
                                     -------------------------------------------
                                  Name:   Mark D. Woodburn
                                  Title:  President and Chief Financial
                                            Officer


Dated:  March 19, 2003


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